POWER OF ATTORNEY

Know all men by these presents:

That I, James J. Avery, Jr. of Newark , New Jersey, Vice Chairman and Director of Pruco Life Insurance Company of New Jersey, do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, C. CHRISTOPHER SPRAGUE, JOSEPH D. EMANUEL, and LAURA KEALEY or any of them severally for me in my name, place and stead to sign, where applicable: Annual Reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933, and the Securities Exchange Act of 1934, and all amendments thereto executed on behalf of Pruco Life Insurance Company of New Jersey and filed with the Securities and Exchange Commission for the following:

The Pruco Life of New Jersey Variable Appreciable Account (Reg. No. 811-3974) and flexible premium variable life insurance contracts (Reg. No. 2-89780, Reg. No. 333-94115, Reg. No. 333-49334, Reg. No. 33-57186, Reg. No. 333-85117, Reg. No. 333-100058, Reg. No. 333-117796, and Reg. No. 333-112809), to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Variable Insurance Account (Reg. No. 811-03646) and scheduled premium variable life insurance contracts (Reg. No. 2-81243), to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Single Premium Variable Life Account (Reg. No. 811-04377) and flexible premium variable life insurance contracts (Reg. No. 2-99537), to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Single Premium Variable Annuity Account (Reg. No. 811-04397) and single payment variable annuity contracts (2-99916), to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Variable Contract Real Property Account (Reg. No. 33-20018) and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Modified Guaranteed Annuity Account and modified guaranteed annuity contracts, to the extent they represent participating interests in said Account; and

The Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Reg. No. 811-07975) and flexible premium variable annuity contracts (Reg. No. 333-131035, Reg. No. 333-62242, Reg. No. 333-62238, Reg. No. 333-49230, Reg. No. 333-99275, Reg. No. 333-86083, and Reg. No. 333-18117), to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this	31	day of October, 2007.

/s/ James J. Avery, Jr.
James J. Avery, Jr.

                                                                       POWER OF ATTORNEY

Know all men by these presents:

That I, Helen M. Galt of Newark , New Jersey, Senior Vice President and Director of Pruco Life Insurance Company of New Jersey, do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, C. CHRISTOPHER SPRAGUE, JOSEPH D. EMANUEL, and LAURA KEALEY or any of them severally for me in my name, place and stead to sign, where applicable: Annual Reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933, and the Securities Exchange Act of 1934, and all amendments thereto executed on behalf of Pruco Life Insurance Company of New Jersey and filed with the Securities and Exchange Commission for the following:

The Pruco Life of New Jersey Variable Appreciable Account (Reg. No. 811-3974) and flexible premium variable life insurance contracts (Reg. No. 2-89780, Reg. No. 333-94115, Reg. No. 333-49334, Reg. No. 33-57186, Reg. No. 333-85117, Reg. No. 333-100058, Reg. No. 333-117796, and Reg. No. 333-112809), to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Variable Insurance Account (Reg. No. 811-03646) and scheduled premium variable life insurance contracts (Reg. No. 2-81243), to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Single Premium Variable Life Account (Reg. No. 811-04377) and flexible premium variable life insurance contracts (Reg. No. 2-99537), to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Single Premium Variable Annuity Account (Reg. No. 811-04397) and single payment variable annuity contracts (2-99916), to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Variable Contract Real Property Account (Reg. No. 33-20018) and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Modified Guaranteed Annuity Account and modified guaranteed annuity contracts, to the extent they represent participating interests in said Account; and

The Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Reg. No. 811-07975) and flexible premium variable annuity contracts (Reg. No. 333-131035, Reg. No. 333-62242, Reg. No. 333-62238, Reg. No. 333-49230, Reg. No. 333-99275, Reg. No. 333-86083, and Reg. No. 333-18117), to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this	31	day of October, 2007.

/s/ Helen M. Galt
Helen M. Galt

POWER OF ATTORNEY

Know all men by these presents:

That I, Bernard J. Jacob of Newark , New Jersey, Senior Vice President and Director of Pruco Life Insurance Company of New Jersey, do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, C. CHRISTOPHER SPRAGUE, and JOSEPH D. EMANUEL or any of them severally for me in my name, place and stead to sign, where applicable: Annual Reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933, and the Securities Exchange Act of 1934, and all amendments thereto executed on behalf of Pruco Life Insurance Company of New Jersey and filed with the Securities and Exchange Commission for the following:

The Pruco Life of New Jersey Variable Appreciable Account and flexible premium variable life insurance contracts, to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Variable Insurance Account and scheduled premium variable life insurance contracts, to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Single Premium Variable Life Account and flexible premium variable life insurance contracts, to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Single Premium Variable Annuity Account and single payment variable annuity contracts, to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Variable Contract Real Property Account and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Modified Guaranteed Annuity Account and modified guaranteed annuity contracts, to the extent they represent participating interests in said Account; and

The Pruco Life of New Jersey Flexible Premium Variable Annuity Account and flexible premium variable annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this	day of	, 2006.

/s/ Bernard J. Jacob

State of New Jersey	)
) SS
County of Essex	)

On this 2nd day of August, 2006, before me personally appeared Bernard J. Jacob known to me to be the person mentioned and described in and who executed the foregoing instrument and he duly acknowledged to me that he executed the same.

My commission expires: Jan. 30, 2007

/s/ Shawn Blanchard Williams
Notary Public

Shawn Blanchard Williams

Notary Public of the State of New Jersey

My Commission Expires 1/30/07

POWER OF ATTORNEY

Know all men by these presents:

That I, Scott D. Kaplan of Newark , New Jersey, CEO, Director, and President of Pruco Life Insurance Company of New Jersey, do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, KENNETH E. PELKER, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JOSEPH D. EMANUEL, and BRIAN GIANTONIO or any of them severally for me in my name, place and stead to sign, where applicable: registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, required under the Investment Company Act of 1940, and the Securities Act of 1933 and all amendments thereto executed on behalf of Pruco Life Insurance Company of New Jersey and filed with the Securities and Exchange Commission for the following:

The Pruco Life of New Jersey Variable Appreciable Account (Reg. No. 811-3974) and flexible premium variable life insurance contracts (Reg. No. 2-89780, Reg. No. 333-94115, Reg. No. 333-49334, Reg. No. 33-57186, Reg. No. 333-85117, Reg. No. 333-100058, Reg. No. 333-117796, and Reg. No. 333-112809), to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Variable Insurance Account (Reg. No. 811-03646) and scheduled premium variable life insurance contracts (Reg. No. 2-81243), to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Single Premium Variable Life Account (Reg. No. 811-04377) and flexible premium variable life insurance contracts (Reg. No. 2-99537), to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Single Premium Variable Annuity Account (Reg. No. 811-04397) and single payment variable annuity contracts (2-99916), to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Variable Contract Real Property Account (Reg. No. 33-20018) and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Modified Guaranteed Annuity Account and modified guaranteed annuity contracts, to the extent they represent participating interests in said Account; and

The Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Reg. No. 811-07975) and flexible premium variable annuity contracts (Reg. No. 333-131035, Reg. No. 333-62242, Reg. No. 333-62238, Reg. No. 333-49230, Reg. No. 333-99275, Reg. No. 333-86083, and Reg. No. 333-18117), to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this	20	day of December, 2007.

/s/Scott Kaplan
Scott D. Kaplan

                                                                       POWER OF ATTORNEY

Know all men by these presents:

That I, Tucker I. Marr of Newark , New Jersey, Vice President and Chief Financial Officer of Pruco Life Insurance Company of New Jersey, do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, C. CHRISTOPHER SPRAGUE, JOSEPH D. EMANUEL, and LAURA KEALEY or any of them severally for me in my name, place and stead to sign, where applicable: Annual Reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933, and the Securities Exchange Act of 1934, and all amendments thereto executed on behalf of Pruco Life Insurance Company of New Jersey and filed with the Securities and Exchange Commission for the following:

The Pruco Life of New Jersey Variable Appreciable Account (Reg. No. 811-3974) and flexible premium variable life insurance contracts (Reg. No. 2-89780, Reg. No. 333-94115, Reg. No. 333-49334, Reg. No. 33-57186, Reg. No. 333-85117, Reg. No. 333-100058, Reg. No. 333-117796, and Reg. No. 333-112809), to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Variable Insurance Account (Reg. No. 811-03646) and scheduled premium variable life insurance contracts (Reg. No. 2-81243), to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Single Premium Variable Life Account (Reg. No. 811-04377) and flexible premium variable life insurance contracts (Reg. No. 2-99537), to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Single Premium Variable Annuity Account (Reg. No. 811-04397) and single payment variable annuity contracts (2-99916), to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Variable Contract Real Property Account (Reg. No. 33-20018) and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Modified Guaranteed Annuity Account and modified guaranteed annuity contracts, to the extent they represent participating interests in said Account; and

The Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Reg. No. 811-07975) and flexible premium variable annuity contracts (Reg. No. 333-131035, Reg. No. 333-62242, Reg. No. 333-62238, Reg. No. 333-49230, Reg. No. 333-99275, Reg. No. 333-86083, and Reg. No. 333-18117), to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this	31	day of October, 2007.

/s/ Tucker I. Marr
Tucker I. Marr

                                                                       POWER OF ATTORNEY

Know all men by these presents:

That I, David R. Odenath, Jr. of Newark , New Jersey, Senior Vice President and Director of Pruco Life Insurance Company of New Jersey, do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, C. CHRISTOPHER SPRAGUE, JOSEPH D. EMANUEL, and LAURA KEALEY or any of them severally for me in my name, place and stead to sign, where applicable: Annual Reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933, and the Securities Exchange Act of 1934, and all amendments thereto executed on behalf of Pruco Life Insurance Company of New Jersey and filed with the Securities and Exchange Commission for the following:

The Pruco Life of New Jersey Variable Appreciable Account (Reg. No. 811-3974) and flexible premium variable life insurance contracts (Reg. No. 2-89780, Reg. No. 333-94115, Reg. No. 333-49334, Reg. No. 33-57186, Reg. No. 333-85117, Reg. No. 333-100058, Reg. No. 333-117796, and Reg. No. 333-112809), to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Variable Insurance Account (Reg. No. 811-03646) and scheduled premium variable life insurance contracts (Reg. No. 2-81243), to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Single Premium Variable Life Account (Reg. No. 811-04377) and flexible premium variable life insurance contracts (Reg. No. 2-99537), to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Single Premium Variable Annuity Account (Reg. No. 811-04397) and single payment variable annuity contracts (2-99916), to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Variable Contract Real Property Account (Reg. No. 33-20018) and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Modified Guaranteed Annuity Account and modified guaranteed annuity contracts, to the extent they represent participating interests in said Account; and

The Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Reg. No. 811-07975) and flexible premium variable annuity contracts (Reg. No. 333-131035, Reg. No. 333-62242, Reg. No. 333-62238, Reg. No. 333-49230, Reg. No. 333-99275, Reg. No. 333-86083, and Reg. No. 333-18117), to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this	31st	day of October, 2007.

/s/ David Odenath
David R. Odenath, Jr.

                                                                       POWER OF ATTORNEY

Know all men by these presents:

That I, Scott G. Sleyster of Newark , New Jersey, Senior Vice President and Director of Pruco Life Insurance Company of New Jersey, do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, C. CHRISTOPHER SPRAGUE, JOSEPH D. EMANUEL, and LAURA KEALEY or any of them severally for me in my name, place and stead to sign, where applicable: Annual Reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933, and the Securities Exchange Act of 1934, and all amendments thereto executed on behalf of Pruco Life Insurance Company of New Jersey and filed with the Securities and Exchange Commission for the following:

The Pruco Life of New Jersey Variable Appreciable Account (Reg. No. 811-3974) and flexible premium variable life insurance contracts (Reg. No. 2-89780, Reg. No. 333-94115, Reg. No. 333-49334, Reg. No. 33-57186, Reg. No. 333-85117, Reg. No. 333-100058, Reg. No. 333-117796, and Reg. No. 333-112809), to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Variable Insurance Account (Reg. No. 811-03646) and scheduled premium variable life insurance contracts (Reg. No. 2-81243), to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Single Premium Variable Life Account (Reg. No. 811-04377) and flexible premium variable life insurance contracts (Reg. No. 2-99537), to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Single Premium Variable Annuity Account (Reg. No. 811-04397) and single payment variable annuity contracts (2-99916), to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Variable Contract Real Property Account (Reg. No. 33-20018) and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Modified Guaranteed Annuity Account and modified guaranteed annuity contracts, to the extent they represent participating interests in said Account; and

The Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Reg. No. 811-07975) and flexible premium variable annuity contracts (Reg. No. 333-131035, Reg. No. 333-62242, Reg. No. 333-62238, Reg. No. 333-49230, Reg. No. 333-99275, Reg. No. 333-86083, and Reg. No. 333-18117), to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this	31st	day of October, 2007.

/s/ Scott Sleyster
Scott G. Sleyster